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Exhibit 23.1

               CONSENT OF LEYDON & GALLAGHER, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Gargoyles, Inc. 1995 Stock Incentive Compensation Plan of our report dated December 6, 1996, with respect to the financial statements of The Private Eyes Sunglass Corporation for the year ended September 30, 1996 in this Current Report on Form 8-K/A of Gargoyles, Inc.



                                            LEYDON & GALLAGHER


Burlington, Massachusetts
July 22, 1997



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